FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS FIRST AMENDMENT, dated as of the __ day of August, 2004, is hereby made to the Asset Purchase Agreement (the "Asset Purchase Agreement") made the 21st day of June, 2004, by and between Global Axcess Corp., a Nevada corporation ("Buyer"), Family Heritage Estate Portfolio, Inc., a Pennsylvania corporation ("FHEP" or "Seller"), William L. Atkinson ("Atkinson"), James R. Walker ("Walker") and Linda Maloney ("Maloney"). Buyer and FHEP are sometimes referred to individually as "party" and collectively as "parties."

                                   BACKGROUND

     FHEP and Buyer have agreed to amend certain termination provisions in the Asset Purchase Agreement referring to August 31, 2004.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and therein, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

     1. The last proviso of Section 3.1 of the Asset Purchase Agreement is hereby amended to replace the date "August 31, 2004" with the date "September 30, 2004."

     2. Subsection 8.1(a) of the Asset Purchase Agreement is hereby amended to replace the date "August 31, 2004" with the date "September 30, 2004."

     3. Subsection 8.1(b) of the Asset Purchase Agreement is hereby amended to replace the date "August 31, 2004" with the date "September 30, 2004."

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Asset Purchase Agreement the day and year first above written.

                     FAMILY HERITAGE ESTATE PORTFOLIO, INC.

                               By: INGLEWOOD ASSOCIATES, INC.

                               By: ________________________________
                               Name:  Mark A. Dumars
                               Title:  President


                               GLOBAL AXCESS CORP.

                               By: ________________________________
                               Name:  Michael J. Dodak
                               Title:  Chief Executive Officer